Capital Group U.S. Equity Fund
Investment portfolio
January 31, 2023
unaudited

Common stocks 93.40% Information technology 19.13%	Shares	Value (000)
Microsoft Corp.	57,820	$14,328
Visa, Inc., Class A	52,416	12,067
Apple, Inc.	48,450	6,991
Broadcom, Inc.	9,881	5,780
ASML Holding NV (New York registered) (ADR)	8,124	5,369
KLA Corp.	6,519	2,559
Jack Henry & Associates, Inc.	10,922	1,967
GoDaddy, Inc., Class A1	19,188	1,576
Texas Instruments, Inc.	8,562	1,517
Adobe, Inc.[1]	3,348	1,240
Analog Devices, Inc.	7,202	1,235
Mastercard, Inc., Class A	2,478	918
ServiceNow, Inc.[1]	1,902	866
Applied Materials, Inc.	1,320	147
Trimble, Inc.[1]	1,770	103
		56,663
Financials 15.32%
Marsh & McLennan Companies, Inc.	59,290	10,370
Chubb, Ltd.	29,593	6,732
JPMorgan Chase & Co.	39,430	5,519
Aon PLC, Class A	16,148	5,146
State Street Corp.	31,687	2,894
Wells Fargo & Company	59,972	2,811
CME Group, Inc., Class A	13,875	2,451
MSCI, Inc.	4,200	2,233
Arthur J. Gallagher & Co.	11,313	2,214
Moody’s Corp.	4,775	1,541
Intercontinental Exchange, Inc.	11,287	1,214
Nasdaq, Inc.	16,650	1,002
First Republic Bank	5,326	750
Morgan Stanley	1,827	178
KeyCorp	8,121	156
S&P Global, Inc.	410	154
		45,365
Health care 15.31%
UnitedHealth Group, Inc.	13,514	6,746
Seagen, Inc.[1]	33,927	4,732
Danaher Corp.	17,208	4,550
Humana, Inc.	7,763	3,972
Abbott Laboratories	35,001	3,869
Bristol-Myers Squibb Company	42,328	3,075
AstraZeneca PLC (ADR)	43,650	2,854
Elevance Health, Inc.	5,492	2,746
Eli Lilly and Company	7,493	2,579
Capital Group U.S. Equity Fund — Page 1 of 5

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
Novo Nordisk A/S, Class B (ADR)	17,100	$2,373
Edwards Lifesciences Corp.[1]	27,280	2,092
Pfizer, Inc.	29,099	1,285
Horizon Therapeutics PLC[1]	9,688	1,063
Regeneron Pharmaceuticals, Inc.[1]	1,271	964
Centene Corp.[1]	11,600	885
Zoetis, Inc., Class A	4,720	781
Oak Street Health, Inc.[1]	20,453	594
AbbVie, Inc.	846	125
Biohaven, Ltd.[1]	3,100	59
		45,344
Industrials 11.84%
Waste Connections, Inc.	41,191	5,474
Northrop Grumman Corp.	8,993	4,029
Honeywell International, Inc.	11,655	2,430
TransDigm Group, Inc.	3,385	2,430
CSX Corp.	74,478	2,303
AMETEK, Inc.	15,552	2,254
Norfolk Southern Corp.	9,029	2,219
Raytheon Technologies Corp.	21,717	2,168
Carrier Global Corp.	46,294	2,108
United Airlines Holdings, Inc.[1]	41,847	2,049
ITT, Inc.	22,129	2,027
Airbus Group SE (ADR)	50,200	1,572
Deere & Company	3,200	1,353
Trinity Industries, Inc.	28,566	822
HEICO Corp.	2,400	410
HEICO Corp., Class A	3,000	401
Advanced Drainage Systems, Inc.	7,175	723
Equifax, Inc.	696	155
General Electric Co.	1,858	150
		35,077
Consumer discretionary 8.17%
Dollar General Corp.	23,745	5,547
Chipotle Mexican Grill, Inc.[1]	3,026	4,982
NIKE, Inc., Class B	32,785	4,174
Amazon.com, Inc.[1]	24,374	2,514
YUM! Brands, Inc.	16,476	2,150
Hilton Worldwide Holdings, Inc.	12,177	1,767
Aramark	25,351	1,129
Lear Corp.	6,984	1,018
Darden Restaurants, Inc.	4,900	725
TJX Companies, Inc.	2,433	199
		24,205
Consumer staples 5.86%
Philip Morris International, Inc.	41,540	4,330
Anheuser-Busch InBev SA/NV (ADR)	35,100	2,116
Mondelez International, Inc.	31,404	2,055
Estée Lauder Companies, Inc., Class A	6,687	1,853
General Mills, Inc.	18,816	1,475
British American Tobacco PLC (ADR)	36,219	1,394
Nestlé SA (ADR)	9,255	1,131
Capital Group U.S. Equity Fund — Page 2 of 5

unaudited
Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Procter & Gamble Company	7,880	$1,122
Kraft Heinz Company	23,494	952
Hormel Foods Corp.	17,200	779
Constellation Brands, Inc., Class A	657	152
		17,359
Energy 5.06%
ConocoPhillips	42,474	5,176
Chevron Corp.	28,212	4,909
EOG Resources, Inc.	31,098	4,113
TC Energy Corp.	13,700	591
Exxon Mobil Corp.	1,732	201
		14,990
Communication services 4.36%
Alphabet, Inc., Class C1	51,396	5,133
Comcast Corp., Class A	102,195	4,021
Charter Communications, Inc., Class A1	5,413	2,080
Electronic Arts, Inc.	11,887	1,530
Take-Two Interactive Software, Inc.[1]	1,349	153
		12,917
Utilities 3.60%
Constellation Energy Corp.	29,853	2,548
Sempra Energy	13,320	2,136
CenterPoint Energy, Inc.	45,667	1,376
AES Corp.	48,597	1,332
NextEra Energy, Inc.	14,276	1,065
Entergy Corp.	8,561	927
PG&E Corp.[1]	48,315	768
Edison International	7,370	508
		10,660
Real estate 2.48%
Equinix, Inc. REIT	5,809	4,288
Crown Castle, Inc. REIT	20,579	3,048
		7,336
Materials 2.27%
Linde PLC	17,374	5,750
Sherwin-Williams Company	4,110	972
		6,722
Total common stocks (cost: $135,945,000)		276,638
Short-term securities 6.45% Money market investments 6.45%
Capital Group Central Cash Fund 4.46%[2,3]	191,034	19,102
Total short-term securities (cost: $19,099,000)		19,102
Total investment securities 99.85% (cost: $155,044,000)		295,740
Other assets less liabilities 0.15%		450
Net assets 100.00%		$296,190
Capital Group U.S. Equity Fund — Page 3 of 5

unaudited
Investments in affiliates3

	Value of affiliates at 11/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 1/31/2023 (000)	Dividend income (000)
Short-term securities 6.45%
Money market investments 6.45%
Capital Group Central Cash Fund 4.46%[2]	$16,181	$10,734	$7,815	$1	$1	$19,102	$193
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 4.46%[2]	715		715[4]			—	—[5]
Total 6.45%				$1	$1	$19,102	$193

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 1/31/2023.
[3]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Represents net activity.
[5]	Dividend income is included with securities lending income and is not shown in this table.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Capital Group U.S. Equity Fund — Page 4 of 5

unaudited
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. As of January 31, 2023, all of the fund’s investments were classified as Level 1.
Key to abbreviations
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Capital Private Client Services Funds. This and other important information is contained in the prospectus, which can be obtained from your investment counselor and should be read carefully before investing.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2023 Capital Group. All rights reserved.
MFGEFP1-124-0323O-S89739
Capital Group U.S. Equity Fund — Page 5 of 5